UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 23, 2000
                                                          --------------

                         Commission File Number 0-21884


                              REXALL SUNDOWN, INC.
             (Exact Name of Registrant as Specified in its Charter)


              FLORIDA                                        59-1688986
              -------                                        ----------
(State or Other Jurisdiction of                           (I.R.S. Employer
 Incorporation or Organization)                           Identification No.)


            6111 Broken Sound Parkway, NW, Boca Raton, Florida 33487
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number, Including Area Code (561) 241-9400
                                                            --------------


                                       N/A
                          ----------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

Item 2. Acquisition of Assets
        ---------------------

        On March 23, 2000, Rexall Sundown, Inc. (the "Registrant"), a Florida corporation, consummated its acquisition (the "Transaction") of Worldwide Sport Nutritional Supplements Inc. ("Worldwide"), a New York corporation, in accordance with the Stock Purchase Agreement dated February 23, 2000 (the "Stock Purchase Agreement") by and between the Registrant, Worldwide and the shareholders of Worldwide. The Stock Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is expressly incorporated by reference herein.

        Based in Largo, Florida, Worldwide is best known for its leading branded sports nutrition supplements including Pure Protein(R) food bars, Burn-IT(TM) food bars, Pure Protein Cookie(TM), Ultra Pure Protein Shake(TM), Extreme Pure Protein(TM) drinks, and the recently introduced Protein Revolution(TM)low-carb bars, among others.

        The aggregate purchase price for the Transaction was $71.5 million, subject to certain adjustments. The amount of consideration was determined through arm's length negotiations between the parties. The Registrant funded the Transaction, in part, through its line of credit pursuant to that certain Credit Agreement dated January 7, 2000 (the "Credit Agreement") by and among Registrant as Borrower, Bank Of America, N.A., as Administrative Agent and as Lender and the Lenders Party Thereto From Time To Time. The Credit Agreement is filed as
Exhibit 10.1 to the Registrant's Current Report on Form 8-K dated January 13, 2000 and is expressly incorporated by reference herein. The Transaction was accounted for as a purchase.

        The press release dated March 23, 2000 announcing the consummation of the Transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K and is expressly incorporated by reference herein.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

        (a)     Financial Statements of Business Acquired.

                Pursuant to Rule 3-05 of Regulation S-X, the Registrant is not required to file financial statements of the acquired business.

        (b)     Pro Forma Financial Information.

                Pursuant to Article 11 of Regulation S-X, the Registrant is not required to file pro forma financial information with respect to the acquired business.

        (c)     Exhibits

                2.1 Stock Purchase Agreement dated February 23, 2000 by and between Rexall Sundown, Inc., Worldwide Sport Nutritional Supplements Inc. and the shareholders of Worldwide Sport Nutritional Supplements Inc.

               99.1     Press Release dated March 23, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  REXALL SUNDOWN, INC.


Date:  March 29, 2000             /s/ Damon DeSantis
                                  ------------------
                                  Name:  Damon DeSantis
                                  Title:  President and Chief Executive Officer